SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is November 10, 2017.

MFS® Variable Insurance Trust:

MFS® GLOBAL EQUITY SERIES	MFS® RESEARCH SERIES
MFS® GROWTH SERIES	MFS® TOTAL RETURN BOND SERIES
MFS® INVESTORS TRUST SERIES	MFS® TOTAL RETURN SERIES
MFS® MID CAP GROWTH SERIES	MFS® UTILITIES SERIES
MFS® NEW DISCOVERY SERIES	MFS® VALUE SERIES

Effective after the close of business on November 10, 2017, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on the MFS website at mfs.com/vit1 by choosing the fund's name:

1031788 1                                                                                                                          VIT-SUP-I-111017